                                                                      Exhibit 24

                               POWER OF ATTORNEY

                                       FOR

                         LANDMARK APARTMENT TRUST, INC.

                              SECTION 16(a) FILINGS

        Know all by these presents that the undersigned hereby constitutes and appoints each of Michael Salkind and Eliezer Vessely as the undersigned's true and lawful attorney-in-fact to:

        (1)     Prepare, execute in the undersigned's name and on the
undersigned's behalf, and submit to the U.S. Securities and Exchange Commission
(the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities and Exchange Act of 1934, as amended, or any rule or regulations of the SEC;

        (2)     Execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer, director, or ten percent (10%) beneficial owner of Landmark Apartment Trust, Inc. (the "Company"), Forms 3, 4, and 5, and
amendments thereto in accordance with Section 16(a) of the Securities Exchange
Act of 1934, as amended, and the rules thereunder, and any other forms or reports the undersigned may be required to file in connection with the undersigned's ownership, acquisition, or disposition of securities of the
Company;

        (3)     Do and perform any and all acts for and on behalf of the
undersigned which may be necessary or desirable to complete and execute any such
Form IDs and Form 3, 4, or 5, or other form or report, or amendment thereto and timely file such forms or reports with the SEC and any stock exchange or similar authority; and

        (4)     Take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in- fact may approve in such attorney-in-fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934, as amended.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transaction in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact. This Power of Attorney may be filed with the SEC as a confirming statement of the authority granted herein.

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IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of November, 2015.

                                        ELCO NORTH AMERICA INC.

                                        By:   /s/ Michael Salkind
                                              ----------------------------------
                                              Name: Michael Salkind
                                              Title: President

                                        By:   /s/ Eliezer Vessely
                                              ----------------------------------
                                              Name: Eliezer Vessely
                                              Title: Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of November, 2015.

                                        ELCO LIMITED

                                        By:   /s/ Michael Salkind
                                              ----------------------------------
                                              Name: Michael Salkind
                                              Title: Co-Managing Director

                                        By:   /s/ Eliezer Vessely
                                              ----------------------------------
                                              Name: Eliezer Vessely
                                              Title: Chief Financial Officer

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of November, 2015.

                                        G. SALKIND LTD.

                                        By:   /s/ Michael Salkind
                                              ----------------------------------
                                              Name: Michael Salkind
                                              Title: Director

                                        By:   /s/ Georg Gershon Salkind
                                              ----------------------------------
                                              Name: Georg Gershon Salkind
                                              Title: Managing Director

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of November, 2015.

                                              /s/ Georg Gershon Salkind
                                              ----------------------------------
                                              Georg Gershon Salkind